Exhibit 32.1

CERTIFICATION OF PERIODIC REPORT

BY CHIEF EXECUTIVE OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael J. Bender, Chief Executive Officer of Kohl's Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that, to the undersigned's knowledge, on the date of this Certification:

1.
This Annual Report on Form 10-K of the Company for the annual period ended January 31, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
That the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 19, 2026	/s/ Michael J. Bender
Michael J. Bender
Chief Executive Officer
(Principal Executive Officer)